Mergers and Acquisitions	12 Months Ended
Sep. 27, 2013
Business Combinations [Abstract]
Mergers and Acquisitions

3. MERGERS AND ACQUISITIONS

Acquisition under Common Control—On February 13, 2014, MACOM acquired Nitronex, an entity under common control, through a cash payment of $26.1 million for all of the outstanding ownership interests of Nitronex. MACOM funded the Nitronex Acquisition through the use of available cash and borrowings under its revolving credit facility. The purchase price includes $3.9 million held on account by a third-party escrow agent pending any claims by MACOM in connection with general representation matters made by GaAs Labs in the transaction. The escrow agreement expires in August 2015, at which point if no claims are made, all amounts will be paid to GaAs Labs.

On June 25, 2012, GaAs Labs acquired 100% of the outstanding voting stock of Nitronex in exchange for $2.1 million previously advanced by GaAs Labs as notes payable and the assumption liabilities aggregating $11.2 million, which was accounted for as a purchase. All assets acquired and liabilities assumed were recognized based upon the fair value of such assets and liabilities measured as of the date of acquisition. The aggregate purchase price was allocated to the tangible and identifiable intangible assets acquired and liabilities assumed based on their estimated fair values at the date of acquisition as follows (in thousands):

Current assets	$1,184
Other assets	980
Intangible assets	8,350

Total assets acquired	10,514
Current liabilities	4,219
Debt	6,532
Other liabilities	457

Total liabilities assumed	11,208

Net assets acquired	(694)
Consideration:
Previously advanced notes payable	2,066

Goodwill	$2,760

The components of the acquired intangible assets were as follows (in thousands):

Technology	$7,600
Customer relationships	750

$8,350

The Company has presented payments in the form of capital contributions received by Nitronex from the majority stockholder prior to the acquisition of Nitronex of $8.4 million and $11.6 million, respectively, in fiscal year 2013 and 2012 as increases to additional paid-in capital.

Acquisition of the MACOM Business—In connection with the acquisition of the MACOM business in March 2009, the Company became obligated to pay the seller up to $30.0 million as contingent consideration. The amount to be paid to the seller was measured based upon the Company’s qualifying revenue, as defined in the purchase agreement, through September 2012. The Company paid $6.0 million, $15.0 million and $8.8 million in fiscal years 2013, 2012 and 2011, respectively, in full satisfaction of all amounts owed under the arrangement.

The prior owner of the MACOM business entered into incentive compensation arrangements with certain employees of the Company to induce such employees to remain employed by the Company through September 2012, coinciding with the aforementioned contingent purchase price payment period. Because the Company continued to receive benefits from the employment services of the related employees, the incentive compensation was recorded in the Company’s consolidated financial statements as non-cash incentive compensation expense in the consolidated statements of operations, with the offsetting amount recorded as a capital contribution through an increase in additional paid-in capital. In fiscal year 2013 the Company reversed $360,000 of previously recognized accrued compensations upon termination of the arrangement. In fiscal years 2012 and 2011, the Company has expensed $103,000 and $277,000, respectively, pursuant to the terms of the incentive compensation arrangement.

Acquisition of Optomai, Inc.—On April 25, 2011, the Company acquired Optomai, Inc. (Optomai), a developer of integrated circuits and modules for fiber optic networks located in Sunnyvale, California, in exchange for $1.8 million in cash and potential contingent consideration, as amended, payable to the sellers through November 2013, and the assumption of $260,000 of liabilities. The transaction was accounted for as a purchase. The total fair value of purchase consideration paid in the acquisition by the Company was $6.6 million. The operations of Optomai have been included in the Company’s consolidated financial statements since the date of acquisition. The operations of Optomai were not material and had the business combination occurred as of the earliest period presented, the Company’s revenue and earnings would not have been materially different. The Company acquired Optomai to accelerate its entrance into the fiber optics market.

The acquisition of the Optomai business was originally accounted for as a nontaxable business combination. As a result of the approval of a change in the tax status of the entity prior to acquisition and the election to treat the business combination as a taxable asset purchase during the three months ended December 30, 2011, the acquired assets received a tax basis equal to fair market value, up to the amount of the purchase consideration. As a result, the difference between book and tax basis was eliminated. The adjustment to the related deferred tax liability resulted in a tax benefit of approximately $1.6 million, which was recorded during fiscal year 2012.

The Company recognized all assets acquired and liabilities assumed, inclusive of the contingent consideration, based upon the fair value of such assets and liabilities measured as of the date of acquisition. The aggregate purchase price for Optomai was allocated to the tangible and identifiable intangible assets acquired and liabilities assumed based on their estimated fair values at the date of acquisition as follows (in thousands):

Current assets	$76
Other assets	241
Intangible assets	4,176

Total assets acquired	4,493

Current liabilities	1,599
Other liabilities	260

Total liabilities assumed	1,859

Net assets acquired	2,634

Consideration:
Cash paid at closing	1,807
Contingent consideration	4,817

Total consideration	6,624

Goodwill	$3,990

The components of the acquired intangible assets were as follows (in thousands):

Technology	$2,565
Customer relationships	1,611

$4,176

The overall weighted-average life of the identified intangible assets acquired in the acquisition was seven years and the assets are being amortized over their estimated useful lives based upon the pattern over which the Company expects to receive the economic benefit from these assets.

In connection with the acquisition of Optomai, the Company became obligated to pay the seller additional purchase consideration should the acquired business’ revenue and product development exceed certain thresholds. The amount to be paid to the seller was to be measured based upon the revenue, contribution margin and product development of the acquired business through September 2013. The Company recorded a liability carried at fair value as of each reporting date, with changes in fair value being recorded in earnings. The Company did not make any payment nor is any amount payable related to the earn-out periods that expired in September 2013.

The changes in fair value of contingent consideration resulting from acquisitions are set forth below (in thousands):

Balance—October 2, 2010	$29,300
Acquisition of Optomai	4,817
Payment—MACOM business acquisition	(8,825)
Change in fair value	210

Balance—September 30, 2011	25,502
Payment—MACOM business acquisition	(15,000)
Change in fair value	(3,922)

Balance—September 28, 2012	6,580
Payment—MACOM business acquisition	(6,003)
Change in fair value	(577)

Balance—September 27, 2013	$—